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                                                                   EXHIBIT 10.12


                     CONTRIBUTION AND ACQUISITION AGREEMENT

         This CONTRIBUTION AND ACQUISITION AGREEMENT (the "Agreement"), is dated as of this 3rd day of February 1999 by and between COLLECTORS UNIVERSE, INC., a Delaware corporation ("CUI"), and HUGH SCONYERS ("Sconyers"), with reference to the following facts and circumstances:

                                 R E C I T A L S

         A. Sconyers is the record and beneficial owner of four percent (4%) of the outstanding membership interests of Internet Universe, LLC ("IU"), which is a California limited liability company that was formerly named "Collectors Universe, LLC".

         B. CUI has been formed, organized and capitalized under the laws of the State of Delaware for the purposes of effecting the transactions contemplated in this Agreement and the other agreements listed on Exhibit A hereto (the "Other Contribution Agreements") and to conduct such other business and affairs as the Board of Directors of CUI may from time to time find to be in the best interests of CUI.

         C. Each of the corporations or other business entities whose shares, ownership interests or assets are being contributed to CUI pursuant to this Agreement and or the Other Contribution Agreements (hereinafter sometimes referred to collectively as the "Founding Companies") is engaged in the business of marketing and selling, or providing services to, businesses that market and sell, Collectibles (as hereinafter defined) at retail establishments, by mail order, at trade shows or auctions or over the internet or by other means of electronic commerce. CUI intends to integrate the products and services offered by each of the Founding Companies in order to expand the sale of their products, increase their efficiencies and reduce their operating costs and increase their presence and expand their sales over the Internet.

         D. CUI desires to acquire the Membership Interest in IU owned by Sconyers (the "Sconyers Membership Interest") and Sconyers desires to contribute and transfer and convey the Sconyers Membership Interest to CUI, in exchange for which CUI would issue shares of CUI Common Stock to Sconyers, all on the terms and conditions set forth herein, at or about the same time as and in conjunction with the consummation of the similar transactions contemplated by the Other Contribution Agreements.

         E. This Agreement is being entered into by the parties, and the Other Contribution Agreements are being or have been entered into by CUI and the other parties thereto, as part of a unified plan of contribution and exchange of stock (the "Plan") that is intended by the parties to qualify for non-recognition treatment under Section 351 of the Internal Revenue Code of 1986, as amended (the "Code"). However, none of the parties to this Agreement nor any of the parties to the Other Contribution Agreements has made or is making any representations or warranties with respect to whether the transactions being consummated pursuant to and as part of such Plan will comply with the requirements of Code Section 351 or as to the consequences, under applicable federal, state or other tax laws, of such transactions to the parties to this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the respective covenants and promises of each of CUI and Sconyers to the other that are hereinafter set forth, the parties agree as follows:

         1.       EXCHANGE OF SECURITIES.

                  1.1 SALE AND TRANSFER OF MEMBERSHIP INTEREST. On the terms and subject to the conditions contained in this Agreement, at the Closing (as hereinafter defined) Sconyers shall sell,
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assign, transfer, covey and deliver the Sconyers Membership Interest to CUI, free and clear of any and all liens, claims, encumbrances, pledges, security interests, options, rights of first refusal, community property interests, restrictions and any other adverse interests of any kind or nature whatsoever, and CUI shall acquire and accept the Sconyers Membership Interest from Sconyers.

                  1.2 ACQUISITION CONSIDERATION. As the consideration for the sale and transfer to CUI of the Sconyers Membership Interest, at the Closing CUI shall issue a total of eighty six thousand one hundred twelve (86,112) shares of Common Stock of CUI (the "CUI Shares" or the "Acquisition Consideration") to Sconyers, provided that Sconyers executes and delivers a stockholders agreement in the form of Exhibit B hereto (the "Stockholders Agreement").

                  1.3 CLOSING. Subject to the satisfaction or waiver of the conditions set forth in Section 5 hereof, consummation of the transactions contemplated hereby (the "Closing") shall take place at the offices of Stradling Yocca Carlson & Rauth, 660 Newport Center Drive, Suite 1600, Newport Beach, California 92660, on the third (3rd) business day after satisfaction or waiver of such conditions precedent, provided, however, that, if the Closing occurs on or before March 12, 1999, the transactions contemplated hereby shall be effective for accounting purposes as of February 5, 1999 (the "Effective Date"). At the Closing, Sconyers shall execute and deliver to CUI (i) such documents or instruments of assignment as CUI or its counsel may reasonably request to evidence and effectuate the transfer of the Sconyers Membership Interest to CUI in accordance with the terms of this Agreement, (ii) the Stockholders Agreement and (iii) and the other Closing Documents listed on Exhibit C hereto (the "Closing Documents"), and CUI shall execute and deliver to Sconyers a stock certificate evidencing his ownership of the CUI Shares.

                  1.4 WAIVER OF RIGHT OF PURCHASE OPTION. The parties hereto agree to cooperate with each other in connection with efforts to have IU waive its right of first refusal and purchase option with respect to Sconyers' Membership Interest under Section 8 of IU's Operating Agreement.

         2. REPRESENTATIONS AND WARRANTIES OF SCONYERS. Sconyers represents and warrants to CUI as follows:

                  2.1 AUTHORITY AND CAPACITY. Sconyers has the full legal right and capacity to execute and deliver, and to perform his obligations under this Agreement and the Stockholders Agreement, and has duly executed and delivered this Agreement with the intent to be legally bound hereby. This Agreement constitutes, and upon its execution and delivery the Stockholders Agreement shall constitute, a valid and legally binding obligation of Sconyers that is enforceable against him in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights and by general principles of equity relating to the availability of equitable remedies (regardless of whether any such agreements are sought to be enforced in a proceeding at law or in equity).

                  2.2 NO CONFLICTS. The execution and delivery and the performance by Sconyers of this Agreement and the Stockholders Agreement do not and will not require any consent or approval of any third party (governmental or other) that has not been obtained and will not result in any of the following:
(i) a termination, or a default or breach, or an event that, with notice or lapse of time, or both, would be a default or breach, of any contract, lease, license, promissory note, security or pledge agreement, or any other agreement, instrument or commitment to which Sconyers is a party or is subject; (ii) acceleration of any indebtedness owed by Sconyers or the creation or imposition of any liens, charges or encumbrances on the Sconyers Membership Interest or any of Sconyers' assets; or (iv) a violation or

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breach of any writ, injunction or decree of any court or governmental instrumentality or any laws to which Sconyers is a party or to which he or the Sconyers Membership Interest is subject.

                  2.3 THE SCONYERS MEMBERSHIP INTEREST. Sconyers has good and marketable title to the Sconyers Membership Interest, free and clear of any and all liens, claims, encumbrances, pledges, security interests, options, rights of first refusal, community property interests, restrictions and any other adverse interests of any kind or nature whatsoever, other than restrictions on the transferability and rights of first refusal that are imposed on the Sconyers Membership Interest by IU's Operating Agreement. Sconyers has not sold, transferred, conveyed, assigned, hypothecated, or granted any security interest in or pledged, or granted any option or right entitling anyone to acquire, the Sconyers Membership Interest, and has not entered into nor is it bound by any agreement, commitment or understanding (written or oral) to do any of the foregoing. The Sconyers Membership Interest is not subject to any liabilities, other than those expressly provided for in the IU Operating Agreement, and no liabilities will arise as a result of or in connection with the consummation of the sale and transfer of the Sconyers Membership Interest by Sconyers to CUI.

                  2.4 SECURITIES LAW COMPLIANCE. Sconyers represents and warrants that:

                           (a) He has been advised and understands and agrees
that the CUI Shares will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), nor qualified under any state securities laws, on the ground (among others) that no distribution or public offering of the CUI Shares is to be effected in connection with the transactions contemplated herein or by Sconyers and in issuing the CUI Shares to Sconyers, CUI is relying on the accuracy and completeness of the representations and warranties of Sconyers in this Section 2.4.

                           (b) Sconyers is acquiring the CUI Shares for his own
account, and not as an nominee or agent for any other persons or entities, and for investment and not with a view to distribution or resale thereof.

                           (c) Sconyers acknowledges that he has been informed
and understands that no public market for the CUI Shares exists and that there can be no assurance that any such market may develop or exist in the future and, even if a public market does develop, that the CUI Shares may not be sold or transferred except in compliance with the 1933 Act or any exemption thereunder and there is no assurance that any exemption from registration, including Rule 144, under the 1933 Act will become available to permit resales of the CUI Shares.

                           (d) Sconyers has been furnished with such information
regarding CUI and the CUI Shares as he has requested of CUI and has had an opportunity to ask questions of the officers of CUI regarding, and to become informed about, CUI and its business and its consolidated financial condition and results of operations.

                           (e) Sconyers is an "Accredited Investor" as such term
is defined in Regulation D under the 1933 Act.

                           (f) Sconyers acknowledges and agrees that (i) until
the CUI Shares become eligible for resale under Rule 144(k) under the 1933 Act, any proposed sale or other transfer or disposition of any of the CUI Shares, other than pursuant to an effective registration statement under the 1933 Act, may not be made unless and until Sconyers has furnished to CUI an opinion of counsel, reasonably acceptable to CUI and its counsel, to the effect that the proposed sale or other transfer or disposition is exempt from registration under the 1933 Act, and (ii) the CUI Shares will be subject to the Stockholders Agreement referred to in Section 1.2 hereof and, until the Stockholders Agreement has been terminated (A) no sale or other disposition of the CUI Shares may be made except in compliance

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therewith and (B) the CUI Shares may be required to be sold in one or more transactions involving sales of shares of CUI initiated by certain other of the CUI Stockholders, all as more fully provided in the Stockholders Agreement. Sconyers has read and understands the Stockholders Agreement.

                           (g) Sconyers acknowledges and agrees that the
certificate representing the CUI Shares shall contain restrictive legends in the forms set forth in the form of Stockholders Agreement attached hereto as Exhibit B or restrictive legends that are substantially similar thereto.

                           2.5 ACKNOWLEDGEMENTS AND AGREEMENTS REGARDING CUI
REPRESENTATIONS. Sconyers acknowledges and agrees that (a) CUI has not made, and is not making, any representations or warranties to Sconyers with respect to (i) the federal, state or local income or other tax consequences to Sconyers of his consummation of the transactions contemplated hereby, or (ii) the future performance of CUI; and (b) in entering into this Agreement and the Stockholders Agreement, he is not relying on any statements or representations or warranties of CUI, or any representations or warranties made or purported to have been made by any officer, director, stockholder, employee or agent of CUI, other than the express representations and warranties of CUI contained in this Agreement.

         3. REPRESENTATIONS AND WARRANTIES OF CUI. CUI makes the following representations and warranties to Sconyers as of the date of this Agreement:

                  3.1 ORGANIZATION. CUI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  3.2 CORPORATE POWER. CUI possesses the requisite corporate power and authority to enter into and perform its obligations under this Agreement. CUI has taken all corporate action and obtained all consents necessary to authorize its execution and delivery of and its performance under this Agreement. This Agreement constitutes, and upon its execution and delivery by CUI the Stockholders Agreement will constitute, valid obligations of CUI that are legally binding on and enforceable against CUI in accordance with their respective terms, except (in each case) as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights, and by general principles of equity relating to the availability of equitable remedies (regardless of whether such agreements are sought to be enforced in a proceeding at law or in equity).

                  3.3 NO CONFLICTS. The execution and delivery and the performance by CUI of this Agreement and the Stockholders Agreement will not result in any of the following: (i) the termination, or a default or an event that, with notice or lapse of time, or both, would constitute a default, breach or violation, of the Certificate of Incorporation or Bylaws of CUI, any contract, lease, license, promissory note, security or pledge agreement, or other agreement, instrument or commitment to which CUI is a party or is subject and which is material to CUI and its subsidiaries considered as a whole; (ii) the acceleration of the maturity of any indebtedness of CUI that is material to CUI and its subsidiaries considered as a whole; or (iii) a violation or breach of any writ, injunction or decree of any court or governmental instrumentality to which CUI is a party or by which any of its properties is bound or any laws or regulations applicable to CUI, where the violation would have a material adverse effect on CUI and its subsidiaries, considered as a whole.

                  3.4 CERTIFICATE OF INCORPORATION AND BY-LAWS. CUI has heretofore furnished to Sconyers, a complete and correct copy of its Certificate of Incorporation and By-Laws, as amended to date. Such Certificate of Incorporation and By-Laws are in full force and effect. CUI is not in violation of any of the provisions of its Certificate of Incorporation or By-Laws.

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                  3.5 CAPITALIZATION. As of the date hereof, the authorized
capital stock of CUI consists of 30,000,000 shares of Common Stock, par value $.001 per share. On consummation of the transactions contemplated by this Agreement and the Other Contributions Agreements, there will be (i) a total of 19,000,000 fully paid and nonassessable shares of Common Stock that will be issued and outstanding, which will include the CUI Shares being issued under this Agreement; and (ii) ___ shares of Common Stock reserved for issuance on the exercise of stock options (either granted or to be granted in the future).

                  3.6 FINANCIAL STATEMENTS. CUI has furnished to Sconyers unaudited consolidated financial statements of Professional Coin Grading Service, Inc. ("PCGS") which, on consummation of the transactions contemplated hereby and by the Other Contribution Agreements, will be CUI's predecessor and principal subsidiary, consisting of a balance sheet of PCGS as of June 30,1998 and a related statement of income for the year then ended, and an unaudited balance sheet as of, and related unaudited statement of income of PCGS for the six months ended, December 31, 1998, all of which have been prepared by PCGS (collectively, the "PCGS Financial Statements"). Except as otherwise set forth in Schedule 3.6 of the CUI Disclosure Schedules or in the footnotes contained in the PCGS Financial Statements, such Financial Statements fairly present, in all material respects, the financial position of PCGS as at, and the respective results of operations of PCGS for the year ended June 30, 1998 and the six months ended December 31, 1998, respectively. Except as set forth in Schedule
3.6 hereto, since December 31, 1998, there has not been a material adverse change in the financial condition or results of operations of PCGS.

                  3.7 THE CUI SHARES. The CUI Shares to be issued by CUI to Sconyers pursuant to Section 1.2 of this Agreement shall be, at the time of such issuance, duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights under the charter documents or other agreements of CUI to which the shares of capital stock of CUI are subject, except for any preemptive rights and rights of first refusal under the Stockholders Agreement.

         4.       ACTIONS TO BE TAKEN PENDING AND AFTER THE CLOSING

                  4.1 PROHIBITED ACTIONS. Between the date hereof and the earlier of the consumation of the Closing or termination of this Agreement, Sconyers agrees not to take any action which he knows, or reasonably should know, would (i) make any of his respective representations or warranties contained in this Agreement untrue or incorrect, or (ii) prevent or interfere with the performance by Sconyers of any of his covenants contained in this Agreement. Sconyers also covenants and agrees that he will not grant any options or rights to acquire, or pledge or permit the imposition of any liens or encumbrances on or hypothecate, the Sconyers Membership Interest either in whole or in part, and he will not enter into any agreement or understanding, written or oral, that provides therefor.

                  4.2 ACCESS TO INFORMATION. During the period from the date hereof and continuing until the earlier of the completion of the Closing or termination of this Agreement, CUI, upon reasonable notice, and subject to the provisions of Section 4.6 hereof, shall (i) furnish Sconyers and his accountants, counsel and other representatives, reasonable access, during the period between the date hereof and continuing until the earlier of the Closing or termination of this Agreement, to all of CUI's and PCGS' properties, books, contracts, commitments and records (ii) promptly furnish to Sconyers such other information concerning the business, properties and personnel of CUI and PCGS as Sconyers may reasonably request, and (iii) make available to Sconyers the appropriate individuals (including attorneys, accountants and other professionals) at CUI for a discussion of the business, properties and personnel of CUI and PCGS as Sconyers may reasonably request.

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                  4.3 CONSENTS; APPROVALS. Sconyers and CUI shall each use his or its (as the case may be) best reasonable efforts to obtain all consents, waivers, approvals, authorizations or orders (including, without limitation, all governmental and regulatory rulings and approvals), and Sconyers and CUI shall make all filings (including, without limitation, all filings with governmental or regulatory agencies) required in connection with the authorization, execution and delivery of this Agreement by and the consummation of the transactions contemplated hereby. Sconyers and CUI shall furnish all information required to be included in any applications or other filings to be made pursuant to the rules and regulations of any governmental body in connection with the transactions contemplated by this Agreement.

                  4.4 NOTIFICATION OF CERTAIN MATTERS. Sconyers shall give prompt notice to CUI, and CUI shall give prompt notice to Sconyers of (i) the occurrence or nonoccurrence of any event which would be likely to cause any representation or warranty made by such party in this Agreement to be materially untrue or inaccurate, or (ii) any failure of Sconyers or CUI materially to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by him or it hereunder; provided, however, that the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

                  4.5 FURTHER ACTION. On the terms and subject to the conditions hereof, each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and otherwise to satisfy or cause to be satisfied all conditions precedent to its obligations under this Agreement. From and after the Closing, each party shall take such actions and execute such documents and instruments as any other party may reasonably request to better evidence or effectuate the transactions contemplated by this Agreement or the Exhibits hereto.

                  4.6 CONFIDENTIAL INFORMATION. Sconyers acknowledges that he or any of his agents or advisors ("Representatives") may be given, by CUI or PCGS (each, a "disclosing party") or any of such disclosing party's Representatives, access to various items of proprietary and confidential information of the disclosing party in the course of investigations and negotiations prior to Closing. Sconyers agrees that such confidential information shall be kept strictly confidential by him and his Representatives and shall not be used for any purpose other than to facilitate the consummation of the transactions contemplated herein. Confidential information shall include any proprietary business or other information which is delivered (orally or in writing) or to which access is given by a disclosing party or any of its Representatives to Sconyers or any of his Representatives, and any such information that is included in or incorporated into any notes, analyses, memoranda, projections or other documents that are prepared by Sconyers or any of his Representatives, unless such information (a) is already of public knowledge, or (b) becomes of public knowledge through no fault, action or inaction of the receiving party or its Representatives, or (c) is demonstrated convincingly by Sconyers to have been known by him or any of his Representatives prior to the disclosure of such information by the disclosing party to him or his Representatives, unless such knowledge was acquired from a person who Sconyers or his Representatives knew or reasonably should have known was subject, at the time of such disclosure, to a fiduciary or other duty of non-disclosure to the disclosing party. Except as permitted by Section 4.6, neither Sconyers nor his Representatives shall intentionally disclose any confidential information of CUI or PCGS to any third person; provided, however, that such information may be disclosed (i) with the written consent of CUI, (ii) in applications or requests required to be made to obtain licenses, permits, approvals or consents needed to consummate the transactions contemplated herein, (iii) to Sconyers' professional advisors who need to know such information in connection with the consummation of the

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transactions contemplated hereby, or (iv) pursuant to court order or subpoena, provided, however, that if Sconyers or any of his Representatives is served with a court order or subpoena that would require the disclosure of any of the confidential information of a disclosing party, Sconyers or such Representative so served (as the case may be) shall promptly, but in any event within three (3) days thereafter, notify CUI thereof and shall provide reasonable cooperation, at CUI's expense, with any efforts that CUI may undertake to quash such court order or subpoena or obtain a protective order with respect to the disclosure and use of such confidential information. The restrictions and obligations contained in this Section 4.6 shall survive the consummation of the transactions contemplated hereby and any termination of this Agreement.

         5.       CONDITIONS PRECEDENT

                  5.1 CONDITIONS TO OBLIGATIONS OF EACH PARTY TO CONSUMMATE TRANSACTIONS. The performance by each party of its respective obligations under this Agreement shall be subject to the satisfaction, at or prior to the Closing Date, of each of the following conditions unless waived in writing by such party:

                           (a) Absence of Injunctions or Restraints; Illegality.
No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect, nor shall any proceeding brought by any administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending; and there shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated hereby which makes their consummation illegal.

                           (b) Governmental Actions. There shall not have been
instituted, pending or threatened, in writing, any action or proceeding (or any investigation or other inquiry that might result in such an action or proceeding) by any governmental authority or administrative agency before any governmental authority, administrative agency or court of competent jurisdiction, nor shall there be in effect any judgment, decree or order of any governmental authority, administrative agency or court of competent jurisdiction, in either case, seeking to prohibit or limit CUI, following the Closing, from exercising any of the material rights and privileges pertaining to its ownership of the Sconyers Membership Interest.

                           (c) Consents Obtained. All material consents,
waivers, approvals, authorizations or orders required to be obtained by CUI, Sconyers or IU for the authorization, execution and delivery of this Agreement and the consummation by each such party of the transactions contemplated hereby shall have been obtained by CUI, IU or Sconyers (as the case may be).

                  5.2 ADDITIONAL CONDITIONS TO OBLIGATIONS OF CUI. The obligations of CUI to consummate its acquisition of the Sconyers Membership Interest and to perform its other obligations under this Agreement also are subject to the following conditions:

                           (a) Accuracy of Representations and Warranties. The
representations and warranties of Sconyers contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date, except for
(i) changes contemplated by this Agreement, and (ii) those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date, and CUI shall have received a certificate to such effect signed by Sconyers.

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                           (b) Performance of Covenants. Sconyers shall have
performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by him on or prior to the Closing Date, including the execution and delivery of the Stockholders Agreement, and CUI shall have received a certificate to such effect signed by Sconyers.

                           (c) Consummation of Other Transactions. The
transactions contemplated by the Other Contribution Agreements shall have been consummated at or about the same time as the Closing hereunder.

                           (d) Additional Instruments. CUI shall have received
the Closing Documents listed on Exhibit C hereto and such other instruments and documents as CUI or its counsel reasonably deems to be necessary.

                  5.3 ADDITIONAL CONDITIONS TO OBLIGATIONS OF SCONYERS. The obligation of Sconyers to consummate his obligations under this Agreement is also subject to the following conditions:

                           (a) Accuracy of Representations and Warranties. The
representations and warranties of CUI contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date, except for (i) changes contemplated by this Agreement or in the CUI Disclosure Schedules, and
(ii) those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date, and Sconyers shall have received a certificate to such effect signed by the President of CUI.

                           (b) Agreements and Covenants. CUI shall have
performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date, and Sealers shall have received a certificate to such effect signed by the President of CUI.

                           (c) Additional Instruments. Sconyers shall have
received the additional Closing Documents listed on Exhibit C hereto and such other instruments and documents as Sconyers or his counsel reasonably deems to be necessary.

         6.       TERMINATION

                  6.1 Termination. This Agreement may be terminated and the transactions herein contemplated may be abandoned at any time prior to the
Closing:

                           (a) By mutual written consent of CUI and Sconyers; or

                           (b) By CUI, if any of the conditions to its
obligations set forth in Section 5 of this Agreement shall not have been satisfied, or waived by CUI in writing, prior to March __, 1999;

                           (c) By Sconyers if any of the conditions set forth in
Section 5 of this Agreement to his obligations shall not have been satisfied, or waived in writing by Sconyers, prior to March __, 1999;

         Provided, that in each of the foregoing cases the party so terminating is not in breach of any of its material obligations or representations or warranties under this Agreement.

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                  6.2 Procedure Upon Termination. Any termination and
abandonment by CUI or Sconyers, or both, pursuant to Section 6.1 hereof, shall be effective on written notice thereof from the terminating party to the other parties and upon any such termination:

                           (a) Each party will redeliver all documents,
workpapers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same;

                           (b) The obligations of confidentiality set forth in
Section 4.6 hereof shall continue despite such termination; and

                           (c) The parties shall be relieved of any obligation
to consummate the transactions contemplated hereby, but none of the parties shall be relieved of any liability for its breach or default under this Agreement.

         7.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         Regardless of any due diligence or other investigation, either prior to or after the Closing, or any verification or approval by any party hereto or by anyone or on behalf of any party hereto, all of the representations and warranties set forth in this Agreement or in any certificates delivered pursuant hereto shall remain in full force and effect and shall survive the Closing until the expiration of three (3) years from the Closing Date, except that (i) Sconyers' representations and warranties contained in Sections 2.1 and 2.3, and the representations and warranties of CUI contained in Sections 3.1, 3.5 and 3.7, shall survive for a period of seven (7) years following the Closing. All covenants which by their terms require performance or compliance following the Closing shall remain in full force and effect and shall survive the Closing until they have been fully performed and discharged.

         8.       MISCELLANEOUS.

                  8.1 ASSIGNMENT. No party may assign this Agreement, or assign its rights or delegate its duties hereunder, without the prior written consent of the other party.

                  8.2 SEVERABILITY. Any provision of this Agreement which is illegal, invalid or unenforceable shall be ineffective to the extent of such illegality, invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

                  8.3 GOVERNING LAW. This Agreement is deemed to have been made in the State of California, and its interpretation, its construction and the remedies for its enforcement or breach are to be applied pursuant to, and in accordance with, the laws of the State of California for contracts made and to be performed in that state. In the event any party hereto is required to initiate any legal action or proceeding to enforce its rights hereunder, such action or proceeding shall be brought and maintained exclusively in the Superior Court for the County of Orange, in California and each party agrees to accept, and not to challenge, the jurisdiction of such court over the parties and the subject matter of such action or proceeding or the convenience of the forum and to accept and not to challenge the adequacy of service by certified or registered mail. The prevailing party in any such action or proceeding shall be entitled to recover its reasonable attorneys fees and disbursements, expert witness fees and disbursements and other costs of suit from the non-prevailing party. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY EXPRESSLY WAIVES ITS RIGHT TO A JURY TRIAL IN ANY SUCH ACTION OR PROCEEDING, IRRESPECTIVE OF WHICHEVER PARTY MAY BRING ANY SUCH ACTION OR PROCEEDING.

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                  8.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement, and the
Exhibits and Schedules hereto, constitute all of the agreements of the parties with respect to, and supersede all prior agreements and understandings relating to the subject matter of, this Agreement or the transactions contemplated by this Agreement. This Agreement may not be modified or amended except by a written instrument specifically referring to this Agreement signed by the parties hereto.

                  8.5 WAIVER. No waiver by one party of the other party's obligations, or of any breach or default hereunder by any other party, shall be valid or effective, unless such waiver is set forth in writing and is signed by the party giving such waiver; and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature or any breach or default by such other party of any of the other provisions of this Agreement.

                  8.6 INTERPRETATION; HEADINGS. This Agreement is the result of arms'-length negotiations between the parties hereto and no provision hereof, because of any ambiguity found to be contained therein or otherwise, shall be construed against a party by reason of the fact that such party or its legal counsel was the draftsman of that provision. The section, subsection and any paragraph headings contained herein are for the purpose of convenience only and are not intended to define, limit or affect, and shall not be considered in connection with, the interpretation of any of the terms or provisions of this Agreement.

                  8.7 NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier to the parties at the addresses set forth on Exhibit D hereto or sent by electronic transmission, with confirmation received, to the telecopy numbers specified on that Exhibit (or at such other address or telecopy number for a party as shall be specified by like notice).

                  8.8 COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above stated.

SCONYERS:                              CUI:

                                       COLLECTORS UNIVERSE, INC.



/s/ Hugh Sconyers                      By: /s/ David Hall
-----------------------------             -------------------------------------
Hugh Sconyers                             David Hall, Chairman

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